UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

CONN’S, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONN’S, INC. ATTN: CORPORATE SECRETARY 2445 TECHNOLOGY FOREST BLVD. BUILDING 4, SUITE 800 THE WOODLANDS, TX 77381 Your Vote Counts! CONN’S, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET V09219-P92607 You invested in CONN’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Proxy Statement/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 24, 2023 12:00 PM CDT 2445 Technology Forest Blvd. Building 4, Suite 800 The Woodlands, TX 77381 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the eight directors listed below: Nominees: 1a. Karen Hartje For 1b. James H. Haworth For 1c. Bob L. Martin For 1d. Douglas H. Martin For 1e. Norman L. Miller For 1f. William E. Saunders, Jr. For 1g. William (David) Schofman For 1h. Oded Shein For 2. To ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting For firm for the fiscal year ending January 31, 2024. 3. To approve, on a non-binding advisory basis, named executive officers’ compensation. For 4. To vote, on a non-binding, advisory basis, for the frequency of advisory votes on named executive officers’ compensation. 1 Year 5. To approve the adoption of the Amended 2020 Omnibus Equity Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V09220-P92607